UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2008

Calypte Biomedical Corporation
(Exact name of Company as specified in its charter)

Delaware	000-20985	06-1226727
(State or Other Jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification)
of Incorporation)

16290 S.W. Upper Boones Ferry Road, Portland, Oregon 97224

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (503) 726-2227

N/A

 (Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 7.01 - Regulation FD Disclosure.

On April 17, 2008, Calypte Biomedical Corporation (the “Company”) held a webcast conference call with analysts and investors, during which Roger I. Gale, the Company’s Chairman and Chief Executive Officer, and Ronald W. Mink, Ph.D., the Company’s Chief Scientific Officer, discussed the approval received by the Company’s Beijing Marr Bio-Pharmaceutical Co. Ltd. (“Beijing Marr”) subsidiary for the Company’s AwareTM HIV-1/2 OMT oral fluid rapid test from the State Food and Drug Administration of the Peoples’ Republic of China and provided updates on the Company’s operations. A copy of the prepared remarks of Messrs. Gale and Mink is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The Company’s press release issued on April 17, 2008 announcing the approval is attached as Exhibit 99.2 to this Form 8-K and is also incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Prepared Remarks of Roger I. Gale and Ronald W. Mink for Calypte Biomedical Corporation Analyst/Investor Conference Call held on April 17, 2008.

99.2	Press release dated April 17, 2008

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 17, 2008

Calypte Biomedical Corporation

By:	/s/ Jerrold D. Dotson
Jerrold D. Dotson
Vice President - Finance and Administration